S E L I G M A N
------------------
           INCOME
       FUND, INC.



                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                            -------------------------

                                  SEEKING HIGH
                                 CURRENT INCOME
                          AND IMPROVEMENT OF INCOME AND
                               CAPITAL VALUE OVER
                                 THE LONGER TERM


                                [GRAPHIC OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE ... VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

               Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has
[GRAPHIC       changed dramatically in the 134 years since Seligman first opened
 OMITTED]      its doors, the firm has continued to offer its clients
               high-quality investment solutions through changing times.

               In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

               With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.


 ...Values Endure

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS

To the Shareholders ..................................    1
Interview With Your Portfolio Managers ...............    2
Performance Overview .................................    4
Portfolio Overview ...................................    6
Portfolio of Investments .............................    8
Statement of Assets and Liabilities ..................   11
Statement of Operations ..............................   12
Statements of Changes in Net Assets ..................   13
Notes to Financial Statements ........................   14
Financial Highlights .................................   17
Report of Independent Auditors .......................   19
Federal Tax Status of 1998 Dividend and
  Gain Distributions for Taxable Accounts ............   20
Board of Directors ...................................   21
Executive Officers and For More Information ..........   22
Glossary of Financial Terms ..........................   23

TO THE SHAREHOLDERS

For 1998, Seligman Income Fund posted a total return of 7.26% based on the net asset value of Class A shares. This return compares to the 7.85% total return of the Fund's peers, as measured by the Lipper Income Funds Average, and the 8.69% return of the Lehman Brothers Aggregate Bond Index, which measures the performance of the bond markets. A discussion with your Portfolio Managers begins on page 2.

The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion. A widely watched stock market measure, the S&P 500, rose 28.58% in 1998, the first time in history that the S&P 500 registered more than 20% gains four years in a row. But, despite the strong year-end numbers, 1998 gave investors quite a ride. In fact, the past year was the most volatile for both stock and bond markets since 1987.

A number of factors led to the markets' volatility in 1998--some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. Worldwide concern grew in August of 1998 when Russia defaulted on its debt and devalued its currency. Fear then spread to Latin America as Brazil struggled in vain to protect its currency, the real.

The uncertain international economic environment led investors to seek high-quality investments, particularly US Treasury securities. This "flight to quality," combined with the first Federal budget surplus in three decades, drove US Treasury bond yields to 30-year lows. (Bonds prices, which move in the opposite direction of their yields, headed higher.) The 30-year US Treasury bond yield closed the year at 5.09%, down from 5.92% on December 31, 1997. The yield had fallen as low as 4.70% before ending the year above the 5% level. Corporate bonds did not fare as well, by comparison to US Treasury bonds.

Bond prices gained additional support when the Federal Reserve Board cut the federal-funds rate three times during the second half of the year. These actions confirmed the Fed's resolve to protect the US economy from the global financial crisis and markets responded favorably throughout November and December.

The economic outlook for 1999 remains positive for US stock and bond markets, with subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession. However, we believe that the coming year will be a challenging one, confronted with economic uncertainties and continued high volatility.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Income Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,


/s/ William C. Morris
--------------------------
William C. Morris
Chairman

                                        /s/ Brian T. Zino
                                        -------------------------
                                        Brian T. Zino
                                        President


January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q.   HOW DID SELIGMAN INCOME FUND PERFORM IN THE LAST 12 MONTHS?
A. For the 12 months ended December 31, 1998, Seligman Income Fund posted a total return of 7.26% based on the net asset value of Class A shares. During the same time, the Lipper Income Funds Average posted a total return of 7.85%, and the Lehman Brothers Aggregate Bond Index, which measures the results of the bond markets, posted a total return of 8.69%. The Fund continued to maintain a favorable dividend yield compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and its fund peer group.

Q. WHICH ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S INVESTMENT RESULTS IN 1998?
A. In 1998, the US economy expanded for the eighth year in a row. Low inflation, continued corporate earnings growth, and a benign interest rate environment all helped propel US equity and fixed-income markets higher. The year was one of tremendous investor demand for US stocks and bonds. Much of this demand was caused by the continuing "flight to quality" as investors tried to insulate themselves from troubles in Asia and Latin America by investing in the US. On the equity side, this trend, while positive for the biggest stocks in the US, caused a narrowing of the market that left many stocks with much lower returns. In fact, 50 stocks in the S&P 500 accounted for about 94% of the performance of the entire Index. On the fixed-income side, this trend proved positive for US Treasuries, as investors around the world rushed to buy securities backed by the US government. US corporate bonds, on the other hand, did not fare as well in comparison.

     Seligman Income Fund benefited from the strong demand for US large-cap stocks as well as from declining interest rates. But market performance in 1998 was far from a straight line that moved continually higher. In the third quarter of the year, the equity market actually weakened significantly. The bond markets also experienced considerable volatility throughout the year as investors sought the safety and stability of US government bonds during periods of equity market turmoil. Your Fund did well during this period, primarily because of its more conservative nature.

Q.   What is your investment strategy?
A. As we have reported previously, we have repositioned the Fund's equity portfolio to increase earnings stability and reduce overall volatility. While still diversified among industry groups and individual holdings, the portfolio has been pared down to focus on companies with dividend yields equal to or greater than the S&P

     A TEAM APPROACH
     Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive corporate and government securities and dividend-paying common stocks, consistent with the Fund's objective.

                                [GRAHIC OMITTED]

GROWTH AND INCOME TEAM: (FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

     500. Valuations of the companies we invest in must beat the lower end of their industry group. Our investment approach led us to be underweight in many of the excessively valued large-capitalization stocks that were hit the hardest by last summer's market downturn.

     Due to our concerns regarding large-capitalization equity valuations, we ended 1998 underweighted in equities. If the stock market corrects in 1999, we would use that opportunity to add to positions in high-quality companies at more attractive valuations.

     In 1998, we significantly reduced the Fund's international holdings. With ongoing problems in the global economy, we felt that the US market offered greater return potential. We continued to reduce the convertible securities in Seligman Income Fund's portfolio, which helped increase the Fund's returns without increasing overall risk. We also increased the Fund's fixed-income holdings, as we felt that interest rates were at attractive levels.

     With the strong results in the equity markets in 1998, our underweighting in stocks impacted our performance relative to our peer group, while our fixed-income exposure was heavily weighted to corporate bonds, which underperformed Treasuries. However, our investment strategy continues to offer a significant yield advantage and less investment risk than is offered by our average competitor.

Q.   WHAT IS YOUR OUTLOOK?
A. We continue to believe that the US economy offers an attractive environment for investing in financial markets. We do not anticipate a significant rise in interest rates in 1999, as long as corporate profits and overall economic growth continue to moderate.

     Deflationary concerns outside the US should benefit the fixed-income marketplace. At the same time, we remain cautious of the high valuations of many of the largest stocks in the market. We fear that many of these valuations have been driven by liquidity concerns, not fundamentals. Therefore, we are focusing on identifying companies whose valuations more fully reflect their future prospects, and where there is a catalyst for earnings acceleration going forward.

     We believe that difficulties in world markets are likely to continue to have an impact on US stocks in 1999 and that volatility, which was an ever-present market factor last year, will not subside quickly. In such an environment, Seligman Income Fund will continue to adhere to its disciplined investment strategy based on fundamental analysis.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Income Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index (Lehman Bond Index), the Lipper Income Funds Average and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Income Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lehman Bond Index, the Lipper Income Funds Average, and the S&P 500 exclude the effect of fees and/or sales charges.

[The following table represents a chart in the printed material]


             W/O Load   With load     Lipper    Lehman Bro    S&P 500
12/31/88      10,000      9,525       10,000      10,000      10,000
3/31/89       10,342      9,851       10,428      10,114      10,709
6/30/89       11,038      10,514      11,111      10,920      11,655
9/30/89       11,253      10,719      11,633      11,043      12,903
12/31/89      11,511      10,964      11,823      11,454      13,169
3/31/90       11,418      10,876      11,558      11,363      12,772
6/30/90       11,484      10,939      11,901      11,779      13,576
9/30/90       10,248      9,761       11,071      11,880      11,710
12/31/90      10,555      10,054      11,702      12,481      12,760
3/31/91       11,714      11,158      12,777      12,830      14,614
6/30/91       12,076      11,503      12,878      13,038      14,580
9/30/91       13,137      12,513      13,817      13,779      15,360
12/31/91      13,734      13,082      14,640      14,477      16,647
3/31/92       14,440      13,754      14,640      14,292      16,226
6/30/92       15,003      14,291      15,059      14,870      16,534
9/30/92       15,689      14,944      15,587      15,509      17,055
12/31/92      16,143      15,377      15,987      15,551      17,913
3/31/93       17,193      16,377      16,952      16,193      18,696
6/30/93       17,625      16,788      17,326      16,622      18,787
9/30/93       18,244      17,378      17,944      17,056      19,272
12/31/93      18,722      17,834      18,051      17,066      19,719
3/31/94       17,973      17,120      17,377      16,576      18,972
6/30/94       17,684      16,845      17,308      16,406      19,051
9/30/94       18,040      17,184      17,751      16,506      19,983
12/31/94      17,706      16,865      17,425      16,568      19,979
3/31/95       18,658      17,772      18,493      17,404      21,925
6/30/95       20,021      19,071      19,694      18,463      24,019
9/30/95       20,831      19,842      20,697      18,825      25,928
12/31/95      21,353      20,340      21,596      19,627      27,489
3/31/96       21,456      20,438      22,062      19,280      28,965
6/30/96       21,765      20,732      22,468      19,390      30,266
9/30/96       22,069      21,021      22,894      19,748      31,201
12/31/96      23,108      22,012      23,958      20,341      33,803
3/31/97       23,277      22,172      23,993      20,227      34,709
6/30/97       24,649      23,479      25,833      20,969      40,770
9/30/97       25,791      24,567      27,337      21,666      43,823
12/31/97      26,357      25,106      27,801      22,302      45,082
3/31/98       27,833      26,512      29,311      22,650      51,371
6/30/98       27,949      26,623      29,427      23,180      53,066
9/30/98       27,381      26,081      28,168      24,161      47,786
12/31/98      28,271      26,929      29,983      24,243      57,964



   The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1998

                                                                                      AVERAGE ANNUAL
                                             -------------------------------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------
CLASS A**
With Sales Charge                               (3.66)%        2.16%         7.54%        10.41%          n/a           n/a
Without Sales Charge                             1.15          7.26          8.59         10.95           n/a           n/a

CLASS B**
With CDSC+                                      (4.03)         1.45           n/a           n/a          9.12%          n/a
Without CDSC                                     0.67          6.28           n/a           n/a         10.07           n/a

CLASS D**
With 1% CDSC                                    (0.20)         5.39           n/a           n/a           n/a           n/a
Without CDSC                                     0.74          6.36          7.74           n/a           n/a          8.26%

LEHMAN BROS. AGGREGATE BOND INDEX***             4.58          8.69          7.27          9.26          9.20++        7.25+++

LIPPER INCOME FUNDS AVERAGE***                   1.89          7.85         10.68         11.61         11.98++       10.62+++

S&P 500***                                       9.22         28.58         24.06         19.21         29.00++       22.63+++

NET ASSET VALUE

                 DECEMBER 31, 1998          JUNE 30, 1998             DECEMBER 31, 1997
              ----------------------      ----------------         ----------------------
CLASS A              $14.35                    $15.23                     $14.81
CLASS B               14.30                     15.19                      14.79
CLASS D               14.30                     15.18                      14.78

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1998

                     DIVIDENDS
                       PAID                                             CAPITAL GAIN
                   -------------                                       ---------------
CLASS A               $0.650                PAID                           $0.856o
CLASS B                0.540                UNDISTRIBUTED REALIZED             --
CLASS D                0.540                UNREALIZED                      1.024oo


   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lehman Bros. Aggregate Bond Index, the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The monthly performance of the Lipper Income Funds Average is used in the Performance Overview. The Lehman Bros. Aggregate Bond Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   o Includes the $0.132 of undistributed realized capital gains from 1997, which were paid on June 24, 1998. ooRepresents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

                                    PERCENT OF TOTAL
                                      DECEMBER 31,
                                  --------------------
                                    1998       1997
                                  ---------  ---------
Aerospace and Defense                0.7       0.6
Automotive and Related               1.2       1.9
Banking and Finance                 14.5      19.4
Business Services                    1.4       1.3
Capital Goods                        0.2        --
Chemicals                            1.8       3.2
Consumer Goods and Services          8.4       5.5
Diversified                           --       1.2
Drugs and Health Care                4.4       4.1
Electric and Gas Utilities           4.4       5.7
Electronics                           --       1.4
Energy                               7.1       9.1
Environmental Services                --       1.0
Food                                 0.5       0.5
Funeral Services                     1.3       1.4
Hotels/Motels                         --       0.6
Insurance                            4.0       4.4
Leisure                              1.4        --
Machinery                            1.0       2.1
Media                                4.8       3.2
Metals                                --       0.3
Office Equipment                      --       0.6
Paper and Packaging                  0.2       2.2
Retailing                            5.0       4.5
Technology                           7.5       1.8
Tobacco                              2.9       0.8
Transportation                       0.8       0.2
Utilities/Telecommunications9.3      4.3
Miscellaneous                         --       0.2
                               --------- ---------
Total Corporate
   Fixed-Income Securities
   and Common Stocks                82.8      81.5
US Government and
   Government Agency
   Securities                       13.1      17.9
SHORT-TERM HOLDINGS
   AND OTHER ASSETS
   LESS LIABILITIES                  4.1       0.6
                               --------- ---------
TOTAL                              100.0     100.0
                               ===================

LARGEST INDUSTRIES+
DECEMBER 31, 1998



[The following table represents a chart in the printed material]


BANKING AND FINANCE .............   14.5%    $51,519,197
UTILITIES/TELECOMMUNICATIONS ....    9.3%     33,423,101
CONSUMER GOODS AND SERVICES .....    8.4%     29,670,197
ENERGY ..........................    7.1%     25,117,995
RETAILING .......................    5.0%     17,546,620


--------------------------
+ Excludes US Government and Government Agency securities.

COMPOSITION OF NET ASSETS


                                         PERCENT OF TOTAL
                                            DECEMBER 31,
                                       ----------------------
                                         1998         1997
                                       ---------    ---------
Corporate Bonds ....................     43.9         31.3
Convertible Preferred Stocks .......      3.1          7.5
Convertible Bonds ..................       --          3.8
Asset-Backed Securities ............       --          2.8
--------------------------------------------------------------------------------
Total Corporate
  Fixed-Income Securities ..........     47.0         45.4
--------------------------------------------------------------------------------
Common Stocks ......................     35.8         36.1
--------------------------------------------------------------------------------
US Government and
  Government Agency
  Securities .......................     13.1         17.9
Short-Term Holdings and
  Other Assets Less Liabilities ....      4.1          0.6
--------------------------------------------------------------------------------
TOTAL ..............................    100.0        100.0
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                    PRINCIPAL AMOUNT
                             -------------------------------
                                              HOLDINGS
ADDITIONS                        INCREASE     12/31/98
-------------                  ------------ ------------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES:
FHLMCGold
  5 1/2%, 7/1/2013                $9,217,171    $9,217,171
Federal National
  Mortgage Association:
  5.90%, 6/19/2003                 5,000,000     5,000,000
  6.35%, 5/18/2005                 5,000,000     5,000,000
  5.795%, 1/1/2009                 4,800,000     4,800,000
  6%, 12/1/2028                    5,750,025     5,750,025

Government National
  Mortgage Association:
  6 1/2%, 12/15/2028               5,000,000     5,000,000
  6%, 12/20/2028                   5,500,000     5,500,000
CORPORATE BONDS:
GMAC
  6 1/2%, 12/5/2005                4,200,000     4,200,000
International Business
  Machines
    5.37%, 9/22/2003               4,500,000     4,500,000
Sprint Capital
  6 1/8%, 11/15/2008               4,500,000     4,500,000


                                    PRINCIPAL AMOUNT
                                        OR SHARES
                            ---------------------------------
                                              HOLDINGS
REDUCTIONS                       DECREASE     12/31/98
--------------                 -------------------------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES:
US Treasury Notes:
  6 1/4%, 8/31/2002               $6,000,000    $4,000,000
  6 5/8%, 5/15/2007                4,000,000            --
  6 3/8%, 8/15/2027                5,000,000            --
Government National
  Mortgage Association
  6 1/2%, 8/15/2027               36,037,703            --
CORPORATE BONDS:
Chase Manhattan
  6 3/8%, 4/1/2008                 5,000,000            --
Mid America Energy
  6 3/8%, 6/15/2006                3,000,000            --
COMMON STOCKS:
Avon Products                         42,900 shs.       --
Edison International                 111,200            --
Texaco                                54,000            --
ASSET-BACKED SECURITIES:
The Money Store
  Home Equity Trust
  6.47%, 12/15/2025               $5,000,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1998


SECURITY                                       VALUE
----------                                ---------------
FHLMCGold 5 1/2%, 7/1/2013                    $9,104,842
Tele-Communications
  9.80%, 2/1/2012                              6,687,635
Time Warner 9 1/8%, 1/15/2013                  6,344,705
Salomon Smith Barney
  Holdings 7 5/8%                              6,325,000
GTE                                            6,305,406
Federal National Mortgage
  Association 6%, 12/1/2028                   $5,676,356
MCI WorldCom 7 3/4%, 4/1/2007                  5,649,175
Viacom 7 3/4%, 6/1/2005                        5,466,535
Anheuser-Busch                                 5,453,438
Government National Mortgage
  Association 6%, 12/20/2028                   5,451,875

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


                                     PRINCIPAL
                                      AMOUNT          VALUE
                                   -------------   ------------


US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES   13.1%
US Treasury Notes
   6 1/4%, 8/31/2002               $4,000,000      $ 4,205,000
Bay Transportation
   7.30%, 6/1/2021                  1,750,000        1,911,490
FHLMC Gold
   5 1/2%, 7/1/2013+                9,217,171        9,104,842
Federal National
   Mortgage Association:
   5.90%, 6/19/2003                 5,000,000        5,066,980
   6.35%, 5/18/2005                 5,000,000        5,117,940
   5.795%, 1/1/2009                 4,800,000        4,824,000
   6%, 12/1/2028+                   5,750,025        5,676,356
Government National
   Mortgage Association,
   Mortgage-backed
   Passed-through Certificates:
   6 1/2%, 12/15/2028+              5,000,000        5,054,700
   6%, 12/20/2028+                  5,500,000        5,451,875
                                               ---------------
TOTAL US GOVERNMENT
  AND GOVERNMENT
  AGENCY SECURITIES
  (Cost $46,121,599)                                46,413,183
                                               ---------------

CORPORATE BONDS  43.9%

BANKING AND FINANCE  8.6%
American General Finance
   6.20%, 3/15/2003                 4,000,000        4,074,704
AT&T Capital
   6 1/4%, 5/15/2001                5,000,000        4,936,380
Capital One Bank
   8 1/8%, 3/1/2000                 5,000,000        5,088,555
Franchise Finance
   7%, 11/30/2000                   5,000,000        4,973,835
GMAC
   6 1/2%, 12/5/2005                4,200,000        4,411,113
Heller Financial
   5 7/8%, 11/1/2000                3,800,000        3,797,842
United Companies Financial
   9.35%, 11/1/1999                 2,000,000        1,769,572
United Companies Financial
   8 3/8%, 7/1/2005                 3,000,000        1,659,564
                                               ---------------
                                                    30,711,565
                                               ---------------
CHEMICALS  1.4%
Praxair
   6 5/8%, 10/15/2007               5,000,000        5,042,180
                                               ---------------

CONSUMER GOODS
  AND SERVICES  3.4%
Equifax
   6.30%, 7/1/2005                  1,500,000        1,546,877
Service Corp. International
   6 1/2%, 3/15/2008                5,000,000        5,138,360
CONSUMER GOODS
  AND SERVICES (continued)
Whitman
   7 1/2%, 2/1/2003                 5,000,000        5,324,260
                                               ---------------
                                                    12,009,497
                                               ---------------
DRUGS AND
  HEALTH CARE  0.6%
Cardinal Health
   6 1/4%, 7/15/2008                2,000,000        2,051,176
                                               ---------------
ELECTRIC AND
  GAS UTILITIES  1.4%
Consumers Energy
   6 3/8%, 2/1/2008                 5,000,000        5,049,970
                                               ---------------
ENERGY  2.4%
Barrett Resources
   7.55%, 2/1/2007                  3,300,000        3,180,939
Petroleum Geo-Services
   7 1/2%, 3/31/2007                5,000,000        5,327,305
                                               ---------------
                                                     8,508,244
                                               ---------------

FUNERAL SERVICES  1.3%
Loewen Group International
   7 1/2%, 4/15/2001                5,000,000        4,475,000
                                               ---------------

LEISURE  1.4%
Royal Caribbean Cruises
   6 3/4%, 3/15/2008                5,000,000        4,958,930
                                               ---------------

MEDIA  4.8%
News America Holdings
   7.43%, 10/1/2026                 5,000,000        5,379,080
Time Warner 9 1/8%, 1/15/2013       5,000,000        6,344,705
Viacom 7 3/4%, 6/1/2005             5,000,000        5,466,535
                                               ---------------
                                                    17,190,320
                                               ---------------
RETAILING  4.3%
Sears, Roebuck
   6%, 3/20/2003                    5,000,000        5,054,730
Staples
   7 1/8%, 8/15/2007                5,000,000        5,159,805
Woolworth
   7%, 6/1/2000                     5,000,000        5,001,610
                                               ---------------
                                                    15,216,145
                                               ---------------
TECHNOLOGY  7.5%
Dell Computer
   6.55%, 4/15/2008                 5,000,000        5,202,775
First Data
   5.80%, 12/15/2008                2,400,000        2,378,030
International
   Business Machines
   5.37%, 9/22/2003                 4,500,000        4,552,015
Lexmark International
   6 3/4%, 5/15/2008                5,000,000        5,080,360

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998



                                     PRINCIPAL
                                      AMOUNT
                                     0R SHARES        VALUE
                                   -------------   ------------
TECHNOLOGY (continued)
Raytheon
   6.55%, 3/15/2010                $5,000,000    $   5,251,595
Solectron
   7 3/8%, 3/1/2006                 4,000,000        4,219,496
                                               ---------------
                                                    26,684,271
                                               ---------------
TOBACCO  1.5%
Philip Morris
   7 1/8%, 8/15/2002                5,000,000        5,246,620
                                               ---------------
UTILITIES/
  TELECOMMUNICATIONS  5.3%
MCI WorldCom
   6.40%, 8/15/2005                 2,000,000        2,075,678
MCI WorldCom
   7 3/4%, 4/1/2007                 5,000,000        5,649,175
Sprint Capital
   6 1/8%, 11/15/2008               4,500,000        4,600,044
Tele-Communications
   9.80%, 2/1/2012                  5,000,000        6,687,635
                                               ---------------
                                                    19,012,532
                                               ---------------

TOTAL CORPORATE BONDS
  (Cost $154,375,309)                              156,156,450
                                               ---------------

CONVERTIBLE PREFERRED
  STOCKS  3.1%

BANKING AND FINANCE  1.8%
Salomon Smith Barney
   Holdings 7 5/8%                    137,500 shs.   6,325,000
                                               ---------------

INSURANCE  1.3%
St. Paul Capital 6%                    75,000        4,837,500
                                               ---------------

TOTAL CONVERTIBLE
  PREFERRED STOCKS
  (Cost $7,513,938)                                 11,162,500
                                               ---------------

COMMON STOCKS  35.8%

AEROSPACE AND
  DEFENSE  0.7%
General Dynamics                       40,000        2,345,000
                                               ---------------

AUTOMOTIVE AND
  RELATED  1.2%
DaimlerChrysler                        45,999        4,418,779
                                               ---------------

BANKING AND FINANCE  4.1%
Bank of New York                       91,000        3,662,750
BankAmerica                            21,387        1,285,893
Citigroup                              43,500        2,153,250
Hartford Financial Services
   Group                               60,400        3,314,450
Morgan (J.P.)                           7,500          787,969
Washington Mutual                      85,848        3,278,320
                                               ---------------
                                                    14,482,632
                                               ---------------
BUSINESS SERVICES  1.4%
Electronic Data Systems                22,000      $ 1,105,500
Xerox                                  33,500        3,953,000
                                               ---------------
                                                     5,058,500
                                               ---------------

CAPITAL GOODS  0.2%
Crown Cork & Seal                      27,500          847,344
                                               ---------------

CHEMICALS  0.4%
duPont (E.I.) de Nemours               26,400        1,400,850
                                               ---------------


CONSUMER GOODS
  AND SERVICES  5.0%
Anheuser-Busch                         83,100        5,453,438
General Mills                          51,400        3,996,350
Russell                               100,000        2,031,250
Sara Lee                              177,000        4,989,187
Stanley Works                          42,900        1,190,475
                                               ---------------
                                                    17,660,700
                                               ---------------
DRUGS AND
 HEALTH CARE 3.8%
Abbott Laboratories                    80,000        3,920,000
American Home Products                 75,000        4,223,437
Baxter International                   19,000        1,221,937
Bristol-Myers Squibb                   30,200        4,041,137
                                               ---------------
                                                    13,406,511
                                               ---------------
ELECTRIC AND
  GAS UTILITIES  3.0%
Sonat                                 115,000        3,112,187
Unicom                                 96,300        3,713,569
The Williams Companies                123,800        3,861,013
                                               ---------------
                                                    10,686,769
                                               ---------------

ENERGY  4.7%
BP Amoco (ADRs)
   (United Kingdom)                    17,500        1,568,438
Chevron                                27,900        2,313,956
Exxon                                  49,000        3,583,125
Mobil                                  43,200        3,763,800
Royal Dutch Petroleum
   (Netherlands)                       47,700        2,283,638
Unocal                                106,100        3,096,794
                                               ---------------
                                                    16,609,751
                                               ---------------

FOOD  0.5%
ConAgra                                60,000        1,890,000
                                               ---------------


INSURANCE  2.7%
American General                       55,900        4,360,200
Chubb                                  30,000        1,946,250
Lincoln National                       38,800        3,174,325
                                               ---------------
                                                     9,480,775
                                               ---------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                       SHARES        VALUE
                                       ------        -----
MACHINERY  1.0%
GATX                                   97,600  $     3,696,600
                                               ---------------

PAPER AND PACKAGING  0.2%
Mead                                   28,800          844,200
                                              ----------------

RETAILING
0.7%
May Department Stores                  38,600        2,330,475
                                              ----------------

TOBACCO  1.4%
Philip Morris                          90,200        4,825,700
                                              ----------------

TRANSPORTATION  0.8%
Norfolk Southern                       84,900        2,690,269
                                              ----------------

UTILITIES/
  TELECOMMUNICATIONS  4.0%
DQE                                    45,000        1,977,188
GTE                                    93,500        6,305,406
Harris                                 25,000          915,625
SBC Communications                     97,200        5,212,350
                                              ----------------
                                                    14,410,569
                                              ----------------

TOTAL COMMON STOCKS
  (Cost $107,419,221)                            $ 127,085,424
                                              ----------------

SHORT-TERM HOLDINGS  3.3%
  (Cost $11,900,000)                                11,900,000
                                              ----------------

TOTAL INVESTMENTS  99.2%
  (Cost $327,330,067)                              352,717,557


OTHER ASSETS
  LESS LIABILITIES   0.8%                            2,701,302
                                             -----------------

NET ASSETS   100.0%                               $355,418,859
                                             =================

+ Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.
See Notes to Financial Statements.
                                       10

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998



ASSETS:
Investments, at value:
  Bonds and stocks (cost $269,308,468) ......................................         $294,404,374
  US Government and Government Agency securities
    (cost $46,121,599) ......................................................           46,413,183
  Short-term holdings (cost $11,900,000) ....................................           11,900,000               $352,717,557
                                                                                   ---------------
Cash .............................................................................................                    366,922
Receivable for interest and dividends ............................................................                  3,478,629
Receivable for Capital Stock sold ................................................................                    366,153
Investment in, and expenses prepaid to, shareholder service agent ................................                     69,397
Other ............................................................................................                     18,504
                                                                                                                 ------------
TOTAL ASSETS .....................................................................................                357,017,162
                                                                                                                 ------------

LIABILITIES:
Payable for Capital Stock repurchased ............................................................                    911,973
Accrued expenses, taxes, and other ...............................................................                    686,330
                                                                                                                 ------------
TOTAL LIABILITIES ................................................................................                  1,598,303
                                                                                                                 ------------
NET ASSETS .......................................................................................               $355,418,859
                                                                                                                 ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value;  500,000,000 shares authorized;  24,791,885 shares outstanding):
  Class A ........................................................................................               $ 17,845,034
  Class B ........................................................................................                  1,475,432
  Class D ........................................................................................                  5,471,419
Additional paid-in capital .......................................................................                306,229,551
Undistributed net investment income ..............................................................                    317,364
Distributions in excess of net realized gain .....................................................                 (1,307,478)
Net unrealized appreciation of investments .......................................................                 25,387,537
                                                                                                                 ------------
NET ASSETS .......................................................................................               $355,418,859
                                                                                                                 ============

NET ASSET VALUE PER SHARE:
CLASS A ($256,059,779 / 17,845,034 shares) .......................................................                     $14.35
                                                                                                                       ======
CLASS B ($21,095,963 / 1,475,432 shares) .........................................................                     $14.30
                                                                                                                       ======
CLASS D ($78,263,117 / 5,471,419 shares) .........................................................                     $14.30
                                                                                                                       ======

-------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest ...................................................................           $13,967,498
Dividends                                                                                5,269,476
 ...........................................................................           -----------
TOTAL INVESTMENT INCOME (net of foreign tax withheld of $7,629) ..................................                $19,236,974

EXPENSES:
Management fee .................................................                         2,159,063
Distribution and service fees ..................................                         1,573,830
Shareholder account services ...................................                           548,213
Shareholder reports and communications .........................                            93,493
Registration ...................................................                            79,407
Auditing and legal fees ........................................                            77,050
Custody and related services ...................................                            74,786
Directors' fees and expenses ...................................                            13,131
Miscellaneous ..................................................                            23,115
                                                                                       -----------
TOTAL EXPENSES ...................................................................................                  4,642,088
                                                                                                                  -----------
NET INVESTMENT INCOME ............................................................................                 14,594,886

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments                                                        20,162,078
Net realized loss from foreign currency transactions                                    (1,061,463)
Net change in unrealized appreciation of investments                                   (10,362,195)
Net change in unrealized depreciation on translation of
  assets and liabilities denominated in foreign currencies                                 904,932
                                                                                        ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ........................................                  9,643,352
                                                                                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS ...........................................................                $24,238,238
                                                                                                                  ===========

-----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               YEAR ENDED DECEMBER 31,
                                                                                          -------------------------------
                                                                                              1998               1997
                                                                                          ------------       ------------
OPERATIONS:
Net investment income                                                                     $ 14,594,886       $ 16,391,245
Net realized gain on investments                                                            20,162,078         28,464,970
Net realized loss from foreign currency transactions                                        (1,061,463)          (330,664)
Net change in unrealized appreciation of investments                                       (10,362,195)         4,951,521
Net change in unrealized appreciation/depreciation on translation of
  assets and liabilities denominated in foreign currencies                                     904,932         (2,024,316)
                                                                                         -------------      -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                      24,238,238         47,452,756
                                                                                         -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                 (11,531,796)       (13,456,408)
   Class B                                                                                    (532,468)          (246,429)
   Class D                                                                                  (2,819,673)        (3,132,293)
Net realized gain on investments:
   Class A                                                                                 (14,780,662)       (25,021,509)
   Class B                                                                                  (1,022,227)          (633,473)
   Class D                                                                                  (4,478,944)        (6,970,215)
                                                                                         -------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                                  (35,165,770)       (49,460,327)
                                                                                         -------------      -------------

                                                              SHARES
                                                 ----------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                                 ----------------------------------
                                                     1998                1997
                                                 ------------       --------------
CAPITAL SHARE TRANSACTIONS:

NET PROCEEDS FROM SALE OF SHARES:
   Class A                                           917,312             650,380            13,784,723          9,972,700
   Class B                                           582,101             343,682             8,737,987          5,230,021
   Class D                                           559,494             404,112             8,434,652          6,155,758
Investment of dividends:
   Class A                                           536,032             606,682             7,981,473          9,216,525
   Class B                                            25,995              11,758               383,370            178,238
   Class D                                           153,899             167,968             2,285,557          2,546,388
Exchanged from associated Funds:
   Class A                                           811,991             330,769            12,301,020          5,064,541
   Class B                                           443,306              79,482             6,464,374          1,207,365
   Class D                                           605,553             418,908             9,058,873          6,386,380
Shares issued in payment of gain distributions:
   Class A                                           848,226           1,378,265            12,180,374         20,340,211
   Class B                                            56,336              34,906               803,601            512,347
   Class D                                           282,564             423,625             4,039,407          6,229,511
                                                ------------       -------------      ----------------   ----------------
Total                                              5,822,809           4,850,537            86,455,411         73,039,985
                                                ------------       -------------      ----------------   ----------------
Cost of shares repurchased:
   Class A                                        (2,451,497)         (3,510,451)          (36,932,180)       (53,806,277)
   Class B                                           (91,901)            (46,830)           (1,368,093)          (709,661)
   Class D                                          (807,198)         (1,022,412)          (12,051,407)       (15,638,553)
Exchanged into associated Funds:
   Class A                                        (1,088,419)           (971,157)          (16,267,382)       (14,983,726)
   Class B                                          (122,524)            (39,006)           (1,801,440)          (600,589)
   Class D                                          (478,295)           (720,259)           (7,177,392)       (11,014,316)
                                                ------------       -------------      ----------------   ----------------
Total                                             (5,039,834)         (6,310,115)          (75,597,894)       (96,753,122)
                                                ------------       -------------      ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS                   782,975          (1,459,578)           10,857,517        (23,713,137)
                                                ------------       -------------      ----------------   ----------------
                                                ------------       -------------
DECREASE IN NET ASSETS                                                                         (70,015)       (25,720,708)
NET ASSETS:
Beginning of year                                                                          355,488,874        381,209,582
                                                                                      ----------------   ----------------
END OF YEAR (including undistributed net investment income of
  $317,364 and $406,565, respectively)                                                    $355,418,859       $355,488,874
                                                                                      ================   ================

---------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for

NOTES TO FINANCIAL STATEMENTS


   federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      For the year ended December 31, 1998, the Fund redeemed 5,039,834 of its shares from shareholders aggregating $75,597,894, of which approximately $3,200,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $332,924,029 and $336,264,185, respectively; purchases and sales of USGovernment obligations were $100,281,147 and $114,198,314, respectively.

   At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $31,684,058 and $6,296,568, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 1998, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets, and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

   Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Fund's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

   Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $32,669 from sales of Class A shares, after commissions of $250,198 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $650,606, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $139,400 and $783,824, respectively.

   The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $67,370.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $13,034.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $3,545 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $50,371, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $548,213 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at cost of $3,553.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $104,230 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

Financial Highlights


   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.


                                                                                               CLASS A
                                                                     ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                       1998         1997        1996        1995         1994
                                                                     ---------    ---------   ---------   ---------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                                     $14.81      $14.97      $14.63       $13.05      $14.58
                                                                       ------      ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                    0.64        0.71        0.74         0.76        0.76
Net realized and unrealized gain (loss) on investments                   0.41        1.41        0.38         1.89       (1.57)
Net realized and unrealized gain (loss) from
  foreign currency transactions                                            --       (0.10)       0.04        (0.01)       0.03
                                                                       ------      ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS                                         1.05        2.02        1.16         2.64       (0.78)
                                                                       ------      ------      ------       ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (0.65)      (0.74)      (0.73)       (0.78)      (0.75)
Distributions from net realized capital gain                            (0.86)      (1.44)      (0.09)       (0.28)         --
                                                                       ------      ------      ------       ------      ------
TOTAL DISTRIBUTIONS                                                     (1.51)      (2.18)      (0.82)       (1.06)      (0.75)
                                                                       ------      ------      ------       ------      ------
NET ASSET VALUE, END OF YEAR                                           $14.35      $14.81      $14.97       $14.63      $13.05
                                                                       ======      ======      ======       ======      ======
TOTAL RETURN:                                                            7.26%      14.06%       8.22%       20.60%      (5.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)                                $256,060    $270,688     $296,291    $318,307    $286,355
Ratio of expenses to average net assets                                  1.10%       1.14%       1.14%        1.00%       1.02%
Ratio of net income to average net assets                                4.25%       4.66%       5.11%        5.38%       5.51%
Portfolio turnover rate                                                124.79%     138.90%     125.92%      111.78%      66.62%

------------------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS


                                                                                   CLASS B
                                                                  -------------------------------------
                                                                          YEAR ENDED            4/22/96*
                                                                         DECEMBER 31,             TO
                                                                  ---------------------------
                                                                       1998         1997      12/31/96
                                                                     ---------    ---------   ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                   $14.79      $14.95      $14.43
                                                                       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                    0.52        0.59        0.43
Net realized and unrealized gain on investments                          0.39        1.41        0.59
Net realized and unrealized gain (loss) from
  foreign currency transactions                                            --       (0.10)       0.05
                                                                       ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS                                         0.91        1.90        1.07
                                                                       ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (0.54)      (0.62)      (0.46)
Distributions from net realized capital gain                            (0.86)      (1.44)      (0.09)
                                                                       ------      ------      ------
TOTAL DISTRIBUTIONS                                                     (1.40)      (2.06)      (0.55)
                                                                       ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                         $14.30      $14.79      $14.95
                                                                       ======      ======      ======
TOTAL RETURN:                                                            6.28%      13.24%       7.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                               $21,096       $8,607      $2,961
Ratio of expenses to average net assets                                  1.86%       1.90%       1.89%+
Ratio of net income to average net assets                                3.49%       3.90%       4.36%+
Portfolio turnover rate                                                124.79%     138.90%     125.92%++


                                                                                               CLASS D
                                                                     -----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------------
                                                                       1998         1997        1996        1995         1994
                                                                     ---------    ---------   ---------   ---------    ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                                     $14.78      $14.95      $14.60       $13.01      $14.55
                                                                       ------      ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                    0.52        0.59        0.63         0.65        0.65
Net realized and unrealized gain (loss) on investments                   0.40        1.40        0.38         1.88       (1.57)
Net realized and unrealized gain (loss) from
  foreign currency transactions                                            --       (0.10)       0.04        (0.01)       0.03
                                                                       ------      ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS                                         0.92        1.89        1.05         2.52       (0.89)
                                                                       ------      ------      ------       ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (0.54)      (0.62)      (0.61)       (0.65)      (0.65)
Distributions from net realized capital gain                            (0.86)      (1.44)      (0.09)       (0.28)         --
                                                                       ------      ------      ------       ------      ------
TOTAL DISTRIBUTIONS                                                     (1.40)      (2.06)      (0.70)       (0.93)      (0.65)
                                                                       ------      ------      ------       ------      ------
NET ASSET VALUE, END OF YEAR                                           $14.30      $14.78      $14.95       $14.60      $13.01
                                                                       ======      ======      ======       ======      ======
TOTAL RETURN:                                                            6.36%      13.17%       7.43%       19.66%      (6.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)                                 $78,263      $76,194     $81,957      $86,701     $67,946
Ratio of expenses to average net assets                                  1.86%       1.90%       1.90%        1.79%       1.82%
Ratio of net income to average net assets                                3.49%       3.90%       4.37%        4.58%       4.74%
Portfolio turnover rate                                                124.79%     138.90%     125.92%      111.78%      66.62%

---------------------------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Income Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/S/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

FEDERAL TAX STATUS OF 1998 DIVIDEND AND
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS


   The quarterly dividends paid to Class A, B, and D shareholders in 1998 are taxable as ordinary income for federal tax purposes, regardless of whether they were received in cash or in shares. Under the Internal Revenue Code, 19.94% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividends received deduction available to corporate shareholders. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held the Fund's shares for at least 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

   A distribution of $0.132 per share, from net long-term gain realized on investments during the period November 1, 1997, to December 31, 1997, was paid on June 24, 1998, to Class A, B, and D shareholders. On November 23, 1998, a distribution of $0.724 per share, from net long-term gain realized on investments in 1998, was paid to Class A, B and D shareholders. In 1997, Congress revised the capital gains provisions, so that depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more than one year are to be taxed at a maximum 20% rate. The distributions from net long-term gain are designated as "capital gain dividends" for federal income tax purposes and are taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less, any loss on the sale would be treated as long-term to the extent it offsets the long-term capital gain distribution.

   If the gain distributions were paid in shares, the per share cost basis for federal income tax purposes is $15.09 for Class A shares and $15.05 for Class B and D shares for the June 24 distribution, and $14.23 for Class A shares and $14.17 for Class B and D shares for the November 23 distribution.

   A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

James C. Pitney 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman &Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL

VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES,
           MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.



                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                [GRAPHIC OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017





EQIN2  12/98                          [GRAHIC OMITTED] Printed on Recycled Paper